Exhibit 99.2

Jason Gorevic, CEO Mark Hirschhorn, COO and CFO 36th Annual J.P. Morgan Healthcare Conference January 8, 2018

Safe Harbor Statement This presentation contains, and our officers may make, “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These statements often include words such as ‘‘anticipate,’’ ‘‘expect,’’ ‘‘suggest,’’ ‘‘plan,’’ ‘‘believe,’’ ‘‘intend,’’ ‘‘estimate,’’ ‘‘target,’’ ‘‘project,’’ ‘‘should,’’ ‘‘could,’’ ‘‘would,’’ ‘‘may,’’ ‘‘will,’’ ‘‘forecast,’’ and other similar expressions. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These statements are based on certain assumptions that we have made in light of our experience in the industry and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances as of the date hereof. These and other important factors may cause our actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Such risks and other factors that may impact management’s beliefs and assumptions are more particularly described in our filings with the U.S. Securities and Exchange Commission (the “SEC”), including under “Item 1A.—Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016 and under similar headings in our subsequently filed Quarterly Reports on Form 10-Q, and could cause our results to differ materially from those expressed in forward-looking statements. As a result, we cannot guarantee future results, outcomes, levels of activity, performance, developments or achievements, and there can be no assurance that our expectations, intentions, anticipations, beliefs or projections will result or be achieved or accomplished. The forward-looking statements in this presentation are made only as of the date hereof. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. As the Company has not completed its quarter and year-end annual close procedures and the audit of its 2017 financial statements is not complete, the revenue expectations presented in this press release are preliminary, and, therefore, subject to final year-end closing adjustments and may change. The preliminary financial results presented in this presentation are based solely upon information available as of the date of this presentation, are not a comprehensive statement of our financial results or positions as of or for the 2017 fiscal year, and have not been audited, reviewed, or compiled by our independent registered accounting firm. This presentation may include certain non-GAAP financial measures as defined by SEC rules. We believe that the presentation of such non-GAAP financial measures enhances an investor’s understanding of our financial performance. We use certain non-GAAP financial measures for business planning purposes and in measuring our performance relative to that of our competitors. For additional information regarding these non-GAAP measures, including reconciliations to the most directly comparable financial measure calculated according to GAAP, refer to the Appendix to this presentation and to our Annual Report on Form 10-K for the year ended December 31, 2016 and any subsequently filed Quarterly Reports on Form 10-Q. 2

Leading the Way in Virtual Care Delivery At Teladoc, we are transforming how people access healthcare globally. We provide a new kind of healthcare experience: one with better convenience, outcomes and value. At Teladoc, we are transforming how people access healthcare globally. We provide a new kind of healthcare experience: one with better convenience, outcomes and value. 3

Expert Opinion based on total annual U.S. incidence of Cancer (American Cancer Society), Epilepsy (Epilepsy Foundation), MS (Multiple Sclerosis Foundation), IBD/Crohn’s/Colitis (Crohn’s and Colitis Foundation), Diverticulitis (Gastroenterology and Hepatology), Rheumatoid Arthritis (Best Practices & Research Clinical Rheumatology); and total annual surgeries for select Musculoskeletal conditions (U.S. Bone & Joint Initiative). Represents top conditions currently addressed by Best Doctors. Does not include several other conditions and diagnoses. Based on Teladoc estimates of average case rate for an Expert Second Opinion as currently experienced in the market. Ambulatory care as calculated according to a 2010 CDC report of annual ambulatory care visits in the United States per year, including those at primary care offices, ER, outpatient clinics and other settings. Other metrics based on Teladoc's internal estimates and industry data. Based on Teladoc’s estimates for average cost of a telehealth visit (does not include monthly membership fees or premium pricing for products such as dermatology). Behavioral Health visits from 2012 Agency for Healthcare Research and Quality report including only outpatient provider offices. Total Addressable Market (TAM) represents domestic market only. Does not account for international opportunity. The Only Transformative Virtual Care Delivery Solution Industry Leader with Strong Competitive Positioning TAM increases to $57BN(1-7) with Addition of Expert Opinions, Markets Ripe for Disruption Company Highlights Purple: 94-13-139 Dark blue: 0-102-160 Accelerating Utilization Rates Across Populations Comprehensive Product Suite Tailored to Each Client Segment 4

Teladoc at a Glance Members (M) Revenue (M) Visits (K) PEPM Highlights 74% Revenue CAGR (2014-2017E) 10,000+ Total Clients 300+ Fortune 1000 Clients 35+ Health Plan Clients 200+ Hospitals & Health Systems 73% CAGR 37% CAGR 34% CAGR 57% CAGR Note: Presented as reported. Full-year Management Guidance; midpoint of range. (1) (2) (1) (1) (2) Members (M) Revenue (M) Visits (000s) PEPM Visits (K) (1) 70% CAGR 24% CAGR 42% CAGR (1) 74% CAGR (1) $0.76 5 $77 $123 $232 2015 2016 2017E 12 18 23 2015 2016 2017E 576 952 [1,425] 2015 2016 2017E $0.45 $0.52 [$0.75] 2015 2016 2017E 299 576 952 1,460 4% 5% 6% 7% 2014 2015 2016 2017E Utilization $0.40 $0.45 $0.52 2014 2015 2016 2017 8 12 18 23 2014 2015 2016 2017E $44 $77 $123 $232 2014 2015 2016 2017E

Execution on Growth Strategy Purple: 94-13-139 Dark blue: 0-102-160 New Accounts & Channels Existing Health Plans Increase Utilization Direct to Consumer International Behavioral Health Dermatology Expert Opinion & Specialty Advice STI / HIV Testing Diabetes Health Kiosk Mobile Apps / Hubs Biometric Devices At-Home Tests Home Care Post Discharge Wellness, Screening Chronic Care Expand Footprint & Penetration Expand Specialties Expand Scope of Products & Services Expand Clinical Use Cases 6

Teladoc TAM Expansion & Significant Penetration Opportunity (1) Expert Opinion based on total annual U.S. incidence of Cancer (American Cancer Society), Epilepsy (Epilepsy Foundation), MS (Multiple Sclerosis Foundation), IBD/Crohn’s/Colitis (Crohn’s and Colitis Foundation), Diverticulitis (Gastroenterology and Hepatology), Rheumatoid Arthritis (Best Practices & Research Clinical Rheumatology); and total annual surgeries for select Musculoskeletal conditions (U.S. Bone & Joint Initiative). Represents top conditions currently addressed by Best Doctors. Does not include several other conditions and diagnoses. (2) Based on Teladoc estimates of average case rate for an Expert Second Opinion as currently experienced in the market. (3) Ambulatory care as calculated according to a 2010 CDC report of annual ambulatory care visits in the United States per year, including those at primary care offices, ER, outpatient clinics and other settings. (4) Other metrics based on Teladoc's internal estimates and industry data. (5) Based on Teladoc estimates for average cost of a telehealth visit (does not include monthly membership fees or premium pricing for products such as dermatology). (6) Behavioral Health visits from 2012 Agency for Healthcare Research and Quality report including only outpatient provider offices. (7) TAM represents domestic market only. Does not account for international opportunity. (8) Penetration statistic applies to general medical visits. Midpoint of 2017 1.425M visit guidance divided by total addressable visits from CDC study. Purple: 94-13-139 Dark blue: 0-102-160 168M Annual Visits (6) 80% Treatable Via Telehealth (4) $89 Average Visit Fee (6) Expert Opinion expands TAM (7) to ~$57B <1% penetration of our telehealth market opportunity (8) 1.25B Annual Visits (3) 33% Treatable Via Telehealth (4) $40 Average Visit Fee (5) 5.1M Annual Incidence of Top Expert Opinion Conditions (1) $5,500 Case Rate (2) 7 $12B $17B $28B Behavioral Health Ambulatory Care Expert Opinion

Broad Client Base and Distribution 10,000+ clients including 300+ of Fortune 1000 companies 35+ Fully-Insured and ASO Health Plans Employers (Direct and via Brokers) 200+ Hospitals / Health Systems Selective DTC Global Financial Services 8

Redefined Competitive Landscape Single Market Diversified Distribution Second Opinion Virtual Urgent Care Competitor G Competitor F Competitor A Competitor B Competitor E Competitor C Competitor D Full Continuum of Care Point Solution Note: Competitor information represents Teladoc management estimates and other industry data. 9

Macro Trends Align with Telehealth Adoption (1) ComScore, 2016 (2) National Business Group on Health, 2016 (3) American Telemedicine Association, 2016 Purple: 94-13-139 Dark blue: 0-102-160 Visits growing faster than membership driven by consumer engagement efforts Teladoc is at a Key Inflection Point Connected Consumers 80% of adults <50 years own smartphones and are connected (1) Increasing Consumer Awareness Although only 22% of digital health users had conducted a virtual visit, the remaining 78% said they wanted to use it, but either were not offered it or could not find it (3) “Must Have” Benefit 9 of 10 large employers offer telehealth in 2016 (2) Operating in 50 States + District of Columbia Legislative Change Utilization ~37% CAGR Membership ~40% CAGR Visits ~84% CAGR TDOC Performance Membership (m) Visits (000s) Utilization (%) 10 2% 4% 5% 6% 7% 0% 5% 10% 2013 2014 2015 2016 2017E 127 299 576 952 1,460 0 1,000 2,000 3,000 2013 2014 2015 2016 2017E 6 8 12 18 23 0 10 20 30 2013 2014 2015 2016 2017E

“Surround Sound” Member Engagement Strategy Yields Tailwinds from Installed Base Purple: 94-13-139 Dark blue: 0-102-160 (1) Cohort by calendar year refers to membership base associated with clients on-boarded in given calendar year. Represents clients with 50K or fewer U.S. Paid Members. Top of mind awareness when need arises resulting in industry-leading utilization In the inbox Social Media Members In the Media On the Go In the home Partner assets Utilization Trends by Cohort (1) 11

What is Best Doctors? (1) Represent total book of business. Changes to diagnoses and treatment plan vary by condition. Purple: 94-13-139 Dark blue: 0-102-160 Best Doctors identifies and solves the most complex, critical, and costly problems in health care by combining data analytics and top clinical talent with our highly personal methodology across a global network. 12 Correct or refined diagnoses(1) 44% Correct or refined treatment(1) 75% 97% Client Retention Rate 98% Client Satisfaction ~40% International Revenue 2:1+ Customer ROI Platform Serving global markets: employer, health plan, consumer, health system and financial services Solution Diverse product portfolio for 800+ clients Network 50,000+ experts globally across 450+ specialties

Solving the Most Complex & Costliest Cases 13 3% 20% 77% 37% 40% 23% Episodic Care Chronic Care Critical Care Percent of Cost $472: Avg. claims savings / visit $36K: Avg. savings / expert review $116K: Avg. savings / critical care case Percent of Population $46: Avg. productivity savings / visit

Built new dedicated Best Doctors mobile app Integrated TD and BD single solution – mobile/web Launched integrated experience – ahead of schedule! Realizing Our Integrated Offering Access Measuring Success Increase revenue per Member & Visit Positive utilization New clients, expanded channels Strong client retention Cross-sell markets New solutions launched Member experience & satisfaction Cross-selling model established and implemented Integrated pricing and product packaging launched Combined Member engagement campaigns Sales and Marketing Established integrated operations center in Quincy, MA Single access point for Member/Client Implemented a global physician relations team Centralized fulfillment Operations and Service Delivery 14

Building a Virtual Healthcare Ecosystem Through Product Portfolio Expansion 15 Volume Complexity, Cost Higher Lower My child woke up this morning with a fever I want to address my anxiety I need help managing my high blood pressure Is this the best treatment plan for my cancer? My husband just received a serious diagnosis. Is this the right diagnosis and plan? What will recovery be like from hip and knee procedure? Should I have it? Expansive Clinical Services Integration with HC Ecosystem Data & Analytics Devices & Wearables Ubiquitous Entry Points Surround Sound Engagement

Cross-Selling Integrated Solution

Early wins and future opportunities

TELADOC. + Best Doctors

Net New TD and BD Clients	Cross-Sell Core Offering	Cross-Sell Add-On Products	Takeaways from Incumbents

20+ wins representing several million dollars of revenue

CHANGE HEALTHCARE | COMPASS GROUP | McKESSON | NEW YORK LIFE | unitedag

$200mm+ opportunity to cross-sell products in existing U.S. Employers book of business

200m+ figure calculated as (BD U.S. Paid Members without Teladoc access X average Teladoc PEPM) + (Teladoc U.S. Paid Members without Best Doctors access X average Best Doctors PEPM) + (Visit Fees at 5% utilization).
Note: $200m+ cross-sell opportunity does not account for opportunity in certain large Fully Insured populations (e.g., removes Amerigroup per new definition of U.S. Paid Members).
Membership as of December 31, 2017. U.S. populations only. Reflects no changes to existing pricing for existing contracts. Opportunity excludes upsell services. Reflects core product offering only.

TELADOC.

© 2002-2017 Teladoc, Inc. All rights reserved.

16

New Business Wins Momentum across broad spectrum of large partnerships 17

Visits in busiest month (K) Visits in busiest hour Visits (000s) Median response time in busiest month Visits in busiest day 72% CAGR 64% CAGR 84% CAGR 18 Teladoc : Proven Scalable Results 2,941 5,247 8,720 2015 2016 2017 73 126 196 2015 2016 2017 311 459 1,056 2015 2016 2017 8:14 11:10 9:43 2015 2016 2017

Q4 2017 Guidance Q4 2017 Actual (Unaudited) ~$75 – $77 million ~103% y-o-y growth $76 – $77 million ~103% y-o-y growth Revenue ~$1 – $2 million ~119%+ y-o-y growth ~$2 – $3 million ~131% y-o-y growth Adjusted EBITDA ~400K – 450K Visits ~37%+ y-o-y growth ~ 460K Visits ~48% y-o-y growth Total Visits (K) Note: Q4 2017 key metrics represent preliminary unaudited figures. EPS impacted by prepayment penalty related to high yield debt extinguishment Delivered on Promise of Adjusted EBITDA Breakeven in Fourth Quarter 2017 ~$(0.41) – $(0.43) per share ~36%+ y-o-y growth $(0.66) – $(0.68) per share ~114% y-o-y growth EPS (GAAP) 19 ~22.6M – 23.0M Members ~30% y-o-y growth ~ 23.2M Members ~33% y-o-y growth Members (M) (1)

2017 Actual (Unaudited) 2018 Outlook ~$232 – $233 million ~88% y-o-y growth $350 – $360 million ~52% y-o-y growth Revenue ~$(12) – $(13) million ~67%+ y-o-y growth $7 – $10 million ~169% y-o-y growth Adjusted EBITDA ~1,460K Visits ~53%+ y-o-y growth 1,900K – 2,000K Visits ~33% y-o-y growth Total Visits (K) Note: 2017 key metrics represent preliminary unaudited figures and 2017 Members is pro-forma (PF) to exclude 4 million Aetna fully insured members +90% Visibility into FY 2018 Revenue ~$(1.83) per share ~4%+ y-o-y growth $(1.47) – $(1.50) per share ~19% y-o-y growth EPS (GAAP) 20 ~19 M Members (PF) ~31%+ y-o-y growth (PF) ~23 M Members ~20% y-o-y growth Members (M) 0 Members ~18M Members Visit Fee Only (M)

Teladoc Balance Sheet Liquidity as of 12/31/17 Debt as of 12/31/17 Balance sheet has been deleveraged with the December 8, 2017 repayment of all Senior Debt Debt covenants have accordingly been removed Income statement and cash flow profile enhanced with the elimination of >$15mm in annual interest expense Ample liquidity maintained with $120mm of cash and marketable securities on hand Note: Senior debt was floating rate based on 90 day LIBOR 21 ($mm) Cash and marketable securities 120 Debt ($mm) Rate GAAP Net Book Value Outstanding Senior Debt ~9% $0 $0 Convertible Debt 3% $207 $275

Execution on Growth Strategy Purple: 94-13-139 Dark blue: 0-102-160 New Accounts & Channels Existing Health Plans Increase Utilization Direct to Consumer International Behavioral Health Dermatology Expert Opinion & Specialty Advice STI / HIV Testing Diabetes Health Kiosk Mobile Apps / Hubs Biometric Devices At-Home Tests Home Care Post Discharge Wellness, Screening Chronic Care Expand Footprint & Penetration Expand Specialties Expand Scope of Products & Services Expand Clinical Use Cases 22